UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

April 10, 2019
Date of Report (Date of earliest event reported)

TiVo Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-37870	61-1793262
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. employer identification number)

2160 Gold Street
San Jose, California 95002
(Address of principal executive offices, including zip code)

(408) 519-9100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Election of Directors

On April 10, 2019, the Board of Directors (the “Board”) of TiVo Corporation (the “Company” or “TiVo”) approved the election of Laura J. Durr and Loria B. Yeadon as members of the Board, effective as of April 10, 2019 (the “Effective Date”). TiVo expanded the size of the Board from seven to nine to accommodate the additions of Ms. Durr and Ms. Yeadon. Ms. Durr and Ms. Yeadon each will serve until the Annual Meeting of Stockholders in 2020, or until such time as her successor is duly elected and qualified or as otherwise provided in TiVo’s certificate of incorporation and bylaws. The Board has determined that both Ms. Durr and Ms. Yeadon are independent under TiVo’s Corporate Governance Guidelines, applicable U.S. Securities and Exchange Commission (“SEC”) requirements and Nasdaq listing standards. The Board plans, at its next regularly scheduled meeting, to determine which of its committees, if any, on which Ms. Durr and Ms. Yeadon will serve and on any revised composition of such committees. There are no arrangements or understandings between Ms. Durr or Ms. Yeadon and any other person pursuant to which either Ms. Durr or Ms. Yeadon was selected as a director. There are no transactions involving Ms. Durr or Ms. Yeadon that would be required to be reported under Item 404(a) of Regulation S-K.

As of the Effective Date, Ms. Durr and Ms. Yeadon will each participate in TiVo’s non-employee director compensation arrangements which are described in TiVo’s proxy statement for its 2019 annual meeting of stockholders filed by TiVo with the SEC on March 15, 2019. Under such arrangements, Ms. Durr and Ms. Yeadon will each receive a prorated annual retainer for the year starting on the effective date of their appointments and each will receive the equity awards described in the proxy statement, subject to the applicable conditions described therein.

On April 11, 2019, TiVo issued a press release that announced the elections of Ms. Durr and Ms. Yeadon to the Board as of April 10, 2019, a copy of which press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits

       The following exhibit is furnished with this report on Form 8-K:

Exhibit Number	Description
99.1	Press Release dated April 11, 2019, issued by the Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TiVo Corporation (Registrant)

Date:	April 11, 2019	By:	/s/ Pamela Sergeeff
Pamela Sergeeff
Executive Vice President & General Counsel